SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 18, 2005

Date of Report (Date of earliest event reported)

1ST COLONIAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-84114	01-0715542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 Haddon Avenue
Collingswood, New Jersey		08108
(Address of principal executive offices)		(Zip Code)

(856) 858-1100

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.      Results of Operations and Financial Condition.

On February 18, 2005, 1st Colonial Bancorp, Inc. (“the Company”) issued a press release setting forth the Company’s financial condition and results of operations at and for the year ended December 31, 2004.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference; it is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01.      Financial Statements and Exhibits.

(c)          Exhibits.

The following exhibit is filed herewith:

99.1         Press Release, dated February 18, 2005, of 1st Colonial Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005	1ST COLONIAL BANCORP, INC.

/s/ Gerard M. Banmiller
Gerard M. Banmiller
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 18, 2005, of 1st Colonial Bancorp, Inc.